UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report: May 9, 2011

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 9, 2011, Trimble Navigation Limited (the “Company”) and Tekla Corporation, a public limited company incorporated and existing under the laws of Finland with its sole class of equity listed on the NASDAQ OMX Helsinki stock exchange, entered into a Combination Agreement (the “Combination Agreement”), pursuant to which the Company will, indirectly through a Finnish wholly-owned subsidiary, offer to acquire all of the outstanding shares in Tekla through a public tender offer (the “Transaction”). See our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2011 for more information about the Combination Agreement and Transaction.

On May 9, 2011, the Company held a conference call to discuss the transactions contemplated by the Combination Agreement, including the Transaction. The slide presentation materials for the call are included as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information in this Current Report, including exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing.

This Current Report, including Exhibit 99.1, includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include, among others, expectations for future financial market and economic conditions, the ability to deliver revenue and other financial projections. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this Current Report due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i) realizing the anticipated benefits of the acquisition of Tekla, (ii) successfully completing the acquisition of Tekla’s shares and the timing of such acquisition, (iii) Trimble’s ability to successfully integrate Tekla’s products and services and (iv) the risks and uncertainties associated with unexpected expenditures or assumed liabilities that may be incurred as a result of the acquisition and retaining key Tekla personnel and customers. Any failure to achieve predicted results could negatively impact Trimble’s revenues, cash flow from operations, and other financial results. Trimble’s financial results will also depend on a number of other factors, including the risks detailed from time to time in reports filed with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and its annual report on Form 10-K. Undue reliance should not be placed on any forward-looking statement contained herein, especially in light of greater uncertainty than normal in the economy in general. These statements reflect Trimble’s position as of the date of this release. Trimble expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in Trimble’s expectations or any change of events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

99.1       Conference Call Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED
a California corporation

Dated: May 9, 2011	By:	/s/ James A. Kirkland
James A. Kirkland
Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference Call Presentation Materials.